EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cap Rock Energy Corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Celia B. Page, Vice President and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 3, 2005

By:	/s/ Celia B. Page
Celia B. Page
Vice President, Chief Accounting Officer,
Assistant Secretary/Treasurer and Controller
(Principal Financial and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Cap Rock Energy Corporation and will be retained by Cap Rock Energy Corporation and furnished to the Securities and Exchange Commission or its staff upon request.